UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
Date of earliest
event reported):	December 31, 2005

Gehl Company
(Exact name of registrant as specified in its charter)

Wisconsin	0-18110	39-0300430
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

143 Water Street, West Bend, Wisconsin 53095
(Address of principal executive offices, including zip code)

(262) 334-9461
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into a Material Definitive Agreement.

        On January 4, 2006, Gehl Company (the “Company”) entered into a supplemental retirement benefit agreement (the “Agreement”) with Daniel L. Miller, in connection with his appointment as Vice President-Manufacturing Operations of the Company. Under the Agreement, Mr. Miller will receive a monthly retirement benefit for fifteen years. The monthly benefit to be received by Mr. Miller is computed by multiplying a vesting percentage by 30% of Mr. Miller’s average monthly compensation computed by reference to the highest base salary and cash bonus earned by Mr. Miller for any five calendar years within the last ten completed calendar years of service preceding termination. The Agreement provides for a pre-retirement death benefit consisting of five annual payments in the amount of 40% of the average annual salary computed by reference to the highest base salaries and cash bonuses earned during a consecutive five-year period preceding the date of death. Benefits vest under the Agreement at a rate of 10% per year for the first four years and are deemed to be fully vested after five years. In the event there is a “change in control” of the Company as defined in the Agreement, benefits become 100% vested and the present value of each benefit is payable in a lump sum. The Agreement also contains a covenant not to compete which covers Mr. Miller for a two-year period following the termination of his employment. Failure to comply with such provisions will result in a forfeiture of benefits under the Agreement.

        The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)	Not applicable.

(b)	Johann Neunteufel retired from the Board of Directors of Gehl Company and resigned his position as a Director of Gehl Company, effective December 31, 2005.

(c)	Not applicable.

(d)	Not applicable.

Item 9.01.      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits: The following exhibit is being filed herewith:

(10.1)	Form of Supplemental Retirement Benefit Agreement between the Company and Daniel L. Miller [Incorporated by reference to Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended July 1, 2000]

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEHL COMPANY
Date: January 5, 2006	By: /s/ Michael J. Mulcahy
Michael J. Mulcahy
Vice President, Secretary and General Counsel

GEHL COMPANY

Exhibit Index to Current Report on Form 8-K
Dated December 31, 2005

Exhibit
Number

(10.1)	Form of Supplemental Retirement Benefit Agreement between the Company and Daniel L. Miller [Incorporated by reference to Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended July 1, 2000]